Provisions including post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2024
Disclosure of other provisions [abstract]
Summary of provisions including post-retirement benefits

	30 June 2024(a)	31 December 2023
	US$m	US$m
Opening balance	17,150	15,759
Adjustment on currency translation	(395)	241
Adjustments to mining properties/right of use assets:
– changes to existing and new provisions	25	629
– change in discount rate(b)	(787)	(921)
Charged/(credited) to profit:
– increases to existing and new provisions	79	1,654
– change in discount rate(b)	(235)	(168)
– decreases and unused amounts reversed	(27)	(195)
– exchange losses/(gains) on provisions	14	(16)
– amortisation of discount	412	955
Utilised in the period	(361)	(777)
Transfers and other movements	(4)	(11)
Closing balance	15,871	17,150
Balance sheet analysis:
Current	1,737	1,523
Non-current	14,134	15,627
Total	15,871	17,150
(a)Close-down, restoration and environmental provisions at 30 June 2024 have not been adjusted for closure-related receivables amounting to US$364 million (31 December 2023: US$366 million) due from the ERA trust fund and other financial assets held for the purposes of meeting closure obligations. These are included within “Receivables and other assets” on the balance sheet.
(b)Close-down, restoration and environmental provisions of US$15,871 million (31 December 2023: US$17,150 million) are based on risk-adjusted cash flows expressed in real terms. The recent upward trajectory in interest rates has resulted in expectations of higher yields from long-dated bonds, including the 30-year US Treasury Inflation Protected Securities, which is a key input to our closure provision discount rate. On 30 June 2024, we revised the closure discount rate from 2.0% to 2.5% (30 June 2023: from 1.5% to 2.0%), applied prospectively from that date. This assumption is based on the currency in which we plan to fund the closures and our expectation of long-term interest rate and exchange rate parity in the locations of our operations.